                         OPPENHEIMER CAPITAL INCOME FUND
                      Supplement dated July 23, 2004 to the
                       Statement of Additional Information
                             dated October 23, 2003

This supplement  amends the Statement of Additional  Information  ("SAI") of the
Fund and is in addition to any existing supplements to the Fund's SAI:

1.   The SAI supplement dated March 9, 2004 is replaced with this supplement.

2.   The following is added as a new caption under "Investment  Restrictions" on page 27:

     |X|  Does the Fund Have Additional  Restrictions That Are Not "Fundamental"
          Policies?

     The Fund has an additional  operating policy that is not "fundamental," and which can be changed by the Board of Trustees without shareholder approval:

     o    The  Fund  cannot  invest  in  the  securities  of  other   registered
          investment  companies or registered unit investment trusts in reliance on  sub-paragraph  (F) or (G) of section  12(d)(1)  of the  Investment
          Company Act.

3.   The third  paragraph of the section  titled  "Dividends,  Capital Gains and
     Taxes -  Dividends  and  Distributions",  which  appears  on page 73,  is deleted in its entirety.

     The first two sentences of the fourth paragraph in that section are deleted in their entirety and replaced with the following:

          The Fund has no fixed  dividend  rate and there can be no assurance as to the payment of any dividends or realization of any capital gains.

July 23, 2004                                                       300PX017